J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Index Fund

(All Share Classes)

(A series of JPMorgan Trust II)

Supplement dated May 20, 2014

to the Prospectuses and Summary Prospectuses

dated February 28, 2014, as supplemented

Change to Investment Management Fee. Effective May 20, 2014 (the “Effective Date”), the investment management fee for the JPMorgan International Equity Index Fund (the “Fund”), which was 0.55%, was reduced to 0.20%. In connection with this change, the “Annual Fund Operating Expenses” and “Example” tables for the Fund in the Fund’s prospectuses are hereby replaced with the corresponding tables below.

The tables below replace the corresponding tables on pages 18-19 of the Class A, Class B, Class C and Select Class Shares prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees[1]	0.20%	0.20%	0.20%	0.20%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.55	0.55	0.55	0.54
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.30	0.30	0.30	0.29
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.01	1.51	1.51	0.75
Fee Waivers and Expense Reimbursements[1,2]	(0.40)	(0.40)	(0.40)	(0.39)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,2]	0.61	1.11	1.11	0.36

1	As of May 20, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees, Total Annual Fund Operating Expenses, Fee Waivers and Expense Reimbursements and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements have been restated to reflect the current fees.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60%, 1.10%, 1.10% and 0.35%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

SUP-IEI-514

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	584	792	1,017	1,662
CLASS B SHARES ($)	613	738	786	1,632
CLASS C SHARES ($)	213	438	786	1,767
SELECT CLASS SHARES ($)	37	201	378	894

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	584	792	1,017	1,662
CLASS B SHARES ($)	113	438	786	1,632
CLASS C SHARES ($)	113	438	786	1,767
SELECT CLASS SHARES ($)	37	201	378	894

The tables below replace the corresponding tables on page 13 of the Class R2, Class R5 and Class R6 Shares prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees[1]	0.20%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	0.56
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.31
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses[1]	1.27
Fee Waivers and Expense Reimbursements[1,2]	(0.41)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1,2]	0.86

1	As of May 20, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees, Total Annual Fund Operating Expenses, Fee Waivers and Expense Reimbursements and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements have been restated to reflect the current fees.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.85% of its average daily net assets. This contract cannot be terminated prior to 3/1/15 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	88	362	658	1,498

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE